The Dreyfus Socially Responsible
Growth Fund, Inc.

ANNUAL REPORT
December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Lincoln Carnam, Maceo Sloan and Larry Jones.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002

2


DISCUSSION OF FUND PERFORMANCE

Lincoln Carnam, Maceo Sloan and Larry Jones, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund produced a total return of -22.57% for its Initial shares and -22.85% for its Service shares.(1) In contrast, the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index"), produced a -11.88% total return for the same period.(2)

We attribute the fund's negative returns to three key growth-oriented areas that suffered greatly during the reporting period: technology, telecommunications and independent power producer stocks within the utilities area. We attribute the fund's relative performance to our emphasis on large-cap, growth-oriented stocks during a period in which value stocks generally performed best.

What is the fund's investment approach?

The fund seeks to provide capital growth with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund' s management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What factors influenced the fund's performance?

When the reporting period began, more than one quarter of the fund's assets was invested in technology and telecommunications stocks. Many of these stocks fell sharply in the first calendar quarter of the year, largely because of excess inventory levels and idle factory capacity amid

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

low customer demand. However, we did not trim the fund's exposure to these areas. Instead, we chose to wait until they rallied. Such a rally occurred in May and June 2001, and we reduced the fund's technology and telecommunications exposure when stock prices were more favorable. In hindsight, however, we may have waited too long. Declines in these industry groups resulted in returns for the fund that lagged that of the S&P 500 Index for the entire reporting period.

We believe that it is especially important during difficult stock market environments to concentrate on stocks that have a record of consistent earnings, are reasonably priced and hold dominant positions in their industries. We found many of these characteristics in health care and financial services stocks during 2001. Health care stocks provided some of the fund's highest returns of the reporting period, especially for some of its large pharmaceutical companies with new drugs slated for release in 2002 and 2003. Many of the fund's financial stocks benefited from lower interest rates and increased demand for mortgage loans and refinancing.

What is the fund's current strategy?

While we believe the September 11 terrorist attacks may have pushed economic recovery back several calendar quarters, we were encouraged by the resilience of the stock market during the weeks after the attacks. In fact, many stocks rebounded during the last two months of the year, reporting strong gains. We view this as a very positive trend and are currently positioning the fund to benefit from an economic recovery. Specifically, we are emphasizing stocks in the financial services and consumer discretionary areas. As the volume of stock market trading continues to rise following the attacks, we believe that stock prices of many of the fund's large brokerage and asset management companies should improve. In addition, we believe lower interest rates could help trigger discounted, after-holiday sales for a wide variety of retailers, including electronic products such as high-definition and large-screen televisions, video games and palm-size electronic devices.

3

Can you give us an update on the fund's socially responsible investing activities?

Over the past year, we have continued to follow up with Coca-Cola in an effort to improve the amount of polyethlene terepthalate (PET) in its plastic soft drink containers. We are pleased to report that Coca-Cola has increased the percentage of plastic containers it produces that contain recycled PET from 25% to 80%. These containers consist of 10% recycled material, and by 2005 Coca-Cola is looking to have all of the plastic containers it produces to consist of 10% recycled material. Coca-Cola is the first soft-drink company to make such an effort across its complete product line and we will continue to follow up with Coca-Cola in the hopes of working toward eventually increasing the percentage of recycled material used in the containers that it produces.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                     The Fund 5



FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               10/7/93          (22.57)%             8.29%            12.54%

SERVICE SHARES                                               10/7/93          (22.85)%             8.21%            12.49%



THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ON 10/7/93 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/93 IS USED AS THE BEGINNING VALUE ON 10/7/93.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL

6

SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                                     The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2001



STATEMENT OF INVESTMENTS
COMMON STOCKS--98.6%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--9.8%

Avon Products                                                                                   201,000                9,346,500

Coca-Cola                                                                                       409,800               19,322,070

Colgate-Palmolive                                                                               326,000               18,826,500

PepsiCo                                                                                         163,000                7,936,470

Procter & Gamble                                                                                221,000               17,487,730

Reebok International                                                                            165,000  (a)           4,372,500

                                                                                                                      77,291,770

CONSUMER SERVICES--3.1%

Clear Channel Communications                                                                    268,000  (a)          13,643,880

Comcast, Cl. A                                                                                    9,800  (a)             352,800

Comcast, Cl. A (Special)                                                                        295,200  (a)          10,627,200

                                                                                                                      24,623,880

ELECTRONIC TECHNOLOGY--24.7%

Altera                                                                                          166,000  (a)           3,522,520

Applied Materials                                                                               210,000  (a)           8,421,000

Cisco Systems                                                                                 1,338,600  (a)          24,242,046

Dell Computer                                                                                   298,000  (a)           8,099,640

Intel                                                                                           980,800               30,846,160

International Business Machines                                                                 275,000               33,264,000

Juniper Networks                                                                                254,000  (a)           4,813,300

Linear Technology                                                                               260,600               10,173,824

National Semiconductor                                                                          612,000  (a)          18,843,480

Nokia, ADR                                                                                      495,600               12,157,068

QUALCOMM                                                                                        140,000  (a)           7,070,000

Sun Microsystems                                                                                815,600  (a)          10,064,504

Tellabs                                                                                         513,000  (a)           7,710,390

Texas Instruments                                                                               546,000               15,288,000

                                                                                                                     194,515,932

ENERGY MINERALS--2.0%

Royal Dutch Petroleum (New York Shares), ADR                                                    316,000               15,490,320

FINANCE--21.6%

American International Group                                                                    340,375               27,025,775

Bank of America                                                                                 320,000               20,144,000

Citigroup                                                                                       428,600               21,635,728

Fannie Mae                                                                                      290,200               23,070,900

MGIC Investment                                                                                 232,000               14,319,040

8

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Marsh & McLennan Cos.                                                                           110,000               11,819,500

Merrill Lynch                                                                                   155,000                8,078,600

Prudential Financial                                                                            300,000                9,957,000

Schwab (Charles)                                                                                502,400                7,772,128

State Street                                                                                    200,000               10,450,000

Stilwell Financial                                                                              320,000                8,710,400

Wells Fargo                                                                                     152,000                6,604,400

                                                                                                                     169,587,471

HEALTH SERVICES--1.8%

Caremark Rx                                                                                     634,300  (a)          10,345,433

Tenet Healthcare                                                                                 68,000  (a)           3,992,960

                                                                                                                      14,338,393

HEALTH TECHNOLOGY--11.8%

Baxter International                                                                            451,700               24,224,671

Johnson & Johnson                                                                               380,000               22,458,000

Lilly (Eli) & Co.                                                                               219,100               17,208,114

Pfizer                                                                                          733,000               29,210,050

                                                                                                                      93,100,835

NON-ENERGY MINERALS--.9%

Alcoa                                                                                           203,000                7,216,650

PRODUCER MANUFACTURING--2.8%

Tyco International                                                                              367,000               21,616,300

RETAIL TRADE--8.9%

Best Buy                                                                                        187,000  (a)          13,927,760

Home Depot                                                                                      420,900               21,470,109

TJX Cos.                                                                                        400,000               15,944,000

Wal-Mart Stores                                                                                 324,900               18,697,995

                                                                                                                      70,039,864

TECHNOLOGY SERVICES--9.1%

Compuware                                                                                       320,000  (a)           3,772,800

Microsoft                                                                                       621,400  (a)          41,180,178

Siebel Systems                                                                                  312,000  (a)           8,729,760

VERITAS Software                                                                                401,000  (a)          17,972,820

                                                                                                                      71,655,558

UTILITIES--2.1%

Liberty Media, Cl. A                                                                            953,600  (a)          13,350,400

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

SBC Communications                                                                               86,000                3,368,620

                                                                                                                      16,719,020

TOTAL COMMON STOCKS

   (cost $705,227,615)                                                                                               776,195,993
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   2.00%, 3/19/2002                                                                             100,000                  100,000

U.S. TREASURY BILLS--4.3%

   1.64%, 1/10/2002                                                                           3,353,000                3,351,793

   1.79%, 1/17/2002                                                                           2,072,000                2,070,591

   1.58%, 1/24/2002                                                                           2,245,000                2,242,755

   1.55%, 1/31/2002                                                                           8,894,000                8,882,527

   1.66%, 2/21/2002                                                                          17,214,000               17,174,408

                                                                                                                      33,722,074

TOTAL SHORT-TERM INVESTMENTS

   (cost $33,820,693)                                                                                                 33,822,074
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $739,048,308)                                                            102.9%              810,018,067

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.9%)             (22,679,923)

NET ASSETS                                                                                       100.0%              787,338,144

(A) NON-INCOME PRODUCING.

10



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           739,048,308   810,018,067

Cash                                                                    300,606

Dividends and interest receivable                                       380,411

Receivable for shares of Common Stock subscribed                         89,791

Prepaid expenses                                                         15,476

                                                                    810,804,351
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           519,092

Payable for investment securities purchased                          22,540,863

Payable for shares of Common Stock redeemed                             340,720

Accrued expenses                                                         65,532

                                                                     23,466,207
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      787,338,144
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     903,164,052

Accumulated undistributed investment income--net                         46,257

Accumulated net realized gain (loss) on investments                (186,841,924)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     70,969,759
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      787,338,144

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        779,063,102     8,275,042

Shares Outstanding                                     29,209,588       311,189
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               26.67         26.59

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 11

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $72,166 foreign taxes withheld at source)     6,617,581

Interest                                                               963,582

TOTAL INCOME                                                         7,581,163

EXPENSES:

Investment advisory fee--Note 3(a)                                   6,774,388

Prospectus and shareholders' reports                                    86,446

Professional fees                                                       78,749

Custodian fees--Note 3(c)                                               64,773

Shareholder servicing costs--Note 3(c)                                  21,386

Directors' fees and expenses--Note 3(d)                                 15,505

Loan commitment fees--Note 2                                            14,046

Distribution fees--Note 3(b)                                            10,144

Registration fees                                                        2,140

Miscellaneous                                                           10,562

TOTAL EXPENSES                                                       7,078,139

INVESTMENT INCOME--NET                                                 503,024
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                          (156,204,953)

Net unrealized appreciation (depreciation) on investments         (91,700,949)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (247,905,902)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (247,402,878)

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2001           2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            503,024            8,792,048

Net realized gain (loss) on investments      (156,204,953)         (30,494,156)

Net unrealized appreciation (depreciation)
   on investments                             (91,700,949)        (109,571,169)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (247,402,878)        (131,273,277)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (562,335)          (8,816,915)

Service shares                                      (237)                 --

TOTAL DIVIDENDS                                 (562,572)          (8,816,915)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                125,232,524         421,888,138

Service shares                                  9,161,263                500

Dividends reinvested:

Initial shares                                    562,335           8,816,915

Service shares                                        237                 --

Cost of shares redeemed:

Initial shares                              (174,535,116)        (113,064,727)

Service shares                                  (206,787)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (39,785,544)         317,640,826

TOTAL INCREASE (DECREASE) IN NET ASSETS     (287,750,994)         177,550,634
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,075,089,138         897,538,504

END OF PERIOD                                 787,338,144       1,075,089,138

Undistributed investment income--net               46,257             129,938

                                                                    The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                              ---------------------------------

                                                     2001           2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     4,094,068          10,887,108

Shares issued for dividends reinvested             20,766             266,489

Shares redeemed                                (6,097,330)         (2,934,477)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,982,496)          8,219,120
-------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       319,159                 15

Shares issued for dividends reinvested                 8                  --

Shares redeemed                                   (7,993)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     311,174                 15

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE FUND WERE REDESIGNATED AS INITIAL SHARES AND THE FUND COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

INITIAL SHARES                                              2001            2000           1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                       34.47           39.07          31.08           24.97           20.09

Investment Operations:

Investment income--net                                       .02(a)          .32(a)         .01(a)          .05             .09

Net realized and unrealized gain (loss)
   on investments                                          (7.80)          (4.63)          9.34            7.28            5.63

Total from Investment Operations                           (7.78)          (4.31)          9.35            7.33            5.72

Distributions:

Dividends from investment income--net                       (.02)           (.29)          (.01)           (.05)           (.10)

Dividends from net realized gain
   on investments                                             --              --          (1.35)          (1.17)           (.74)

Total Distributions                                        (.02)           (.29)          (1.36)          (1.22)           (.84)

Net asset value, end of period                            26.67           34.47           39.07           31.08           24.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         (22.57)         (11.03)          30.08           29.38           28.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .78             .78             .79             .80             .82

Ratio of net investment income
   to average net assets                                    .06             .82             .04             .20             .46

Portfolio Turnover Rate                                  110.82           63.60           70.84           67.60           58.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   779,063       1,075,089         897,539         477,797         275,887

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                    The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                          ----------------------

SERVICE SHARES                                               2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        34.47        34.47

Investment Operations:

Investment (loss)                                            (.06)b        --

Net realized and unrealized gain (loss)
   on investments                                           (7.82)         --

Total from Investment Operations                            (7.88)         --

Distributions:

Dividends from investment income--net                        (.00)c        --

Net asset value, end of period                              26.59         34.47
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (22.85)         --
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.09          --

Ratio of investment (loss)
   to average net assets                                     (.20)         --

Portfolio Turnover Rate                                    110.82         63.60
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       8,275             1

(A) THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation
(" Dreyfus" ) serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund' s sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                    The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $13,092 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $46,257, accu

18

mulated capital losses $180,066,629 and unrealized appreciation $67,397,469. In addition, the portfolio had $3,203,005 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $7,523,105 of the carryover expires in fiscal 2008 and $172,543,524 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $562,572 and $8,816,915.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $24,133, increased accumulated net realized gain (loss) on investments by $24,111 and increased paid-in capital by $22. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and NCM, the sub-investment advisory fee is payable monthly by

                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $32 million . . . . . . . . . . . . . . . . .      .10 of 1%

          In excess of $32 million to $150 million . . . . .      .15 of 1%

          In excess of $150 million to $300 million. . . . .      .20 of 1%

          In excess of $300 million. . . . . . . . . . . . .      .25 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $10,144 pursuant to the Plan.

(C) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2001, Initial shares were charged $17,954 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $972 pursuant to the transfer agency agreement.

20

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $64,773 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended December 31, 2001, the fund incurred total brokerage commissions of $2,161,690, of which $50,344 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $977,288,825 and $1,000,335,939, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $70,969,759, consisting of $92,388,154 gross unrealized appreciation and $21,418,395 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                    The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

New York, New York

February 4, 2002

22

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 92.70% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                                    The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)



                                                                                                               No. of Portfolios
Name (age)               Principal Occupation            Other Directorships                                    for which Board
Position, (held since)   During Past 5 Years             And Affiliations                                        Member Serves
-----------------------------------------------------------------------------------------------------------------------------------
Joseph S. DiMartino (58)     o Chairman of the Board of    o The Muscular Dystrophy Association                       190
Chairman of the Board (1995) various funds in the          o Plan Vista Corporation (formerly Health Plan
                             Dreyfus Family of Funds       Services), a provider of marketing, administrative
                                                           and risk management services to health and other
                                                           benefit programs
                                                           o Carlyle Industries, Inc., button packager and
                                                           distributor
                                                           o Century Business Services, Inc., a provider of
                                                           various outsourcing functions for small and medium
                                                           size companies
                                                           o The Newark Group, a privately held company providing
                                                           a national network of paper recovery facilities,
                                                           paperboard mills and paperboard converting plants
                                                           o QuikCAT.com, Inc., a private company engaged in the
                                                           development of high speed movement, routing, storage and
                                                           encryption of data across all modes of data transport

Clifford L. Alexander (68)
Board Member (1992)          o President of Alexander &    o American Home Products Corporation                         49
                             Associates, Inc., a           o IMS Health, a service provider of marketing information
                             management consulting firm    and information technology
                             o Chairman of the Board of    o WorldCOM
                             Moody's Corporation           o Mutual of America Life Insurance Company
                             (October 2000-present)
                             o Chairman of the Board and
                             Chief Executive Officer of
                             The Dun and Bradstreet
                             Corporation (October 1999-
                             September 2000)

Lucy Wilson Benson (74)
Board Member (1992)          o President of Benson and      o COMSAT Corporation, a telecommunications company          35
                             Associates, consultants to     o Alfred P. Sloan Foundation
                             business and government        o Lafayette College
                             o Vice Chairman of the         o A member of the council of foreign relations
                             Citizens Network for Foreign
                             Affairs
                             o Vice Chairman of the
                             Atlantic Council of the U.S.


Once elected Board Members serve for an indefinite term.  Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus,
and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                                    The Fund 25

                                                           For More Information

                        The Dreyfus Socially Responsible
                        Growth Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166
                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.
                        103 West Main Street
                        Durham, NC 22705

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

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Printed in U.S.A.

(c) 2002 Dreyfus Service Corporation                                  111AR1201